Exhibit 10.4

U.S. WIRELESS DATA, INC.
REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT is made as of September 16, 2003 by and between U.S. WIRELESS DATA, INC. (the "Company") and BRASCAN FINANCIAL CORPORATION (the "Lender").

RECITALS

     WHEREAS, on the date hereof pursuant to the Warrant Certificate (as defined below), Lender is acquiring warrants to purchase shares of Common Stock (as defined below); and

     WHEREAS, the execution and delivery of this Agreement is a condition to closing the transactions contemplated by that certain Loan and Security Agreement dated as of the date hereof between the Company and Lender.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained in this Agreement, the Parties agree as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

     “Agreement” shall mean this agreement and all schedules and exhibits, if any, attached to this agreement, in each case as they may be supplemented, amended, restated or replaced from time to time, and the expressions “hereof,” “herein,” “hereto,” “hereunder,” “hereby” and similar expressions refer to this agreement; and unless otherwise indicated, references to Sections, Schedules and Exhibits are to the specified Sections, Schedules and Exhibits, if any, of this agreement.

     “Commission” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     “Common Stock” shall mean the Common Stock, $.01 par value per share, of the Company.

     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     “Holder” shall mean Lender, together with its successors and assigns.

     “Party” shall mean a party hereto from time to time.

     “Person” shall mean any individual, corporation, partnership, limited liability company, limited liability partnership, firm, joint venture, association, joint-stock company, unincorporated organization, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency, authority or other entity howsoever designated or constituted.

     “register,” “registered” and “registration” shall mean a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the Commission.

     “Registrable Securities” shall mean the all shares of Common Stock issuable or issued upon the exercise of any Warrant held by Lender and (ii) any shares of Common Stock issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock or stock issued upon conversion or exercise thereof, as the case may be; provided, however, that Registrable Securities shall not include those securities (x) that have been effectively registered under Section 5 of the Securities Act and disposed of pursuant to an effective registration statement, (y) that have been transferred pursuant to Rule 144 under the Securities Act or any successors rule such that, after any such transfer referred to in this clause (y) such securities may be freely transferred without restriction under the Securities Act, or (z) that are saleable under Rule 144(k) under the Securities Act.

     “Requisite Period” shall mean, with respect to a firm commitment underwritten public offering, the period commencing on the effective date of the registration statement and ending on the date each underwriter has completed the distribution of all securities purchased by it, and, with respect to any other registration, the period commencing on the effective date of the registration statement and ending on the earlier of the date on which the sale of all Registrable Securities covered thereby is completed or 180 days after such effective date; provided, however, that each 180-day period shall be extended for the period of time equal to the period the holder refrains from selling any securities included in such registration at the request of an underwriter.

     “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statue, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the applicable time.

     “Warrants” shall mean any Warrant issued pursuant to the Warrant Certificate.

     “Warrant Certificate” shall mean the Warrant Certificate dated the date hereof issued by the Company in favor of Lender.

     2. Automatic and Demand Registration.

               (a) If the Company shall receive, at any time after the Warrants are exercisable, a written request (the “Demand Notice”) from the Holder that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities, then the Company shall comply with the requirements set forth in Section 2(b).

          (b) Within 15 days of receipt of any Demand Notice under Section 2(a), the Company shall use its reasonable best efforts to register under the Securities Act, in accordance with the method of disposition specified in the Demand Notice, the number of Registrable Securities specified in the Demand Notice. If the method of disposition shall be an underwritten public offering, the Holder may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. In such event, the right of the Holder to include its Registrable Securities in such registration shall be conditioned upon the Holder’s participation in such underwriting and the inclusion of the Holder’s Registrable Securities in the underwriting to the extent provided herein. The Holder shall, together with the Company as provided by Section 6(j), enter into an underwriting agreement (in such form and containing such provisions as provided by Section 6(j)) with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 2, if the managing underwriter advises the Holder in writing that in their opinion marketing factors require a limitation of the number of shares to be underwritten, then the number of shares of such Registrable Securities that may be included in the underwriting shall be reduced provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. In addition, the Company shall have the right to delay the registration of Registrable Securities for a period not to exceed 60 days if the Board of Directors of the Company shall have determined, in good faith, that to so register would be seriously detrimental to the Company and its stockholders, and the President of the Company has agreed and delivered to the Holder a certificate to such effect; provided, however, that the Company may not utilize this right more than once in any 12-month period.

          (c) The Company shall be obligated to register Registrable Securities pursuant to Section 2(b) on two occasions only, provided that each such obligation shall be deemed satisfied only when a registration statement covering all Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified in the Demand Notice, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such Registrable Securities shall have been sold pursuant thereto.

     3. Piggyback Registration.

          (a) If the Company at any time (other than pursuant to Sections 2 or 4) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4 and S-8 and any similar successor forms) (a “Piggyback Registration”), each such time it will give prompt written notice to such effect to the Holder at least thirty (30) days prior to such filing. Upon the written request of the Holder, received by the Company within twenty (20) days after the giving of any such notice by the Company, to register any of the Holder’s Registrable Securities, the Company will, subject to Section 3(b), cause all Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Holder of such Registrable Securities so registered. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 3 without thereby incurring any liability to the Holder.

          (b) In the event that any Piggyback Registration shall be, in whole or in part, an underwritten public offering of Common Stock and the managing underwriter advises the Company in writing that in their opinion the number of Registrable Securities requested to be included in such offering exceeds the number of shares that can be sold in an orderly manner in such offering within a price range acceptable to the Company without adversely affecting the marketability of the offering, then the Company will include in such registration:

(A)	first, the securities the Company proposes to sell;

(B)	second, the Registrable Securities requested to be included in such registration; and

(C)	third, any other securities of the Company requested to be included in such registration, in such manner as the Company may determine.

      4. Registration on Form S-3. In addition to the rights under Section 2 hereof, if at any time (A) the Holder requests that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the Registrable Securities held by the Holder and (B) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such Registrable Securities, then the Company shall use its reasonable best efforts to register under the Securities Act on Form S-3 or any successor thereto, in accordance with the method of disposition specified in such notice, the number of Registrable Securities specified in such notice. Whenever the Company is required by this Section 4 to use its best efforts to effect the registration of Registrable Securities, each of the procedures and requirements of Section 2 shall apply to such registration. In addition, the Company shall have the right to delay the filing of the Form S-3 registration statement for a period not to exceed 60 days if the Board of Directors of the Company shall have determined, in good faith, that to so file the Form S-3 registration statement would be seriously detrimental to the Company and its stockholders, and the President of the Company has agreed and delivered to the Holder a certificate to such effect; provided, however, that the Company may not utilize this right more than once in any 12-month period. The Company shall be obligated to register Registrable Securities pursuant to this Section 4 on two occasions only; provided, that such obligation shall be deemed satisfied on any occasion only when a registration statement covering all Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such Registrable Securities shall have been sold pursuant thereto.

     5. Registration Procedures. If and whenever the Company is required by the provisions of Sections 2, 3 or 4 to use its best efforts to effect the registration of any Registrable Securities under the Securities Act, the Company will, as soon as practical:

          (a) prepare and file with the Commission a registration statement with respect to such securities within 90 days after delivery of a Demand Notice under Section 2, or 45 days after delivery of a Demand Notice under Section 4, and use its best efforts to cause such registration statement to become effective not later than 90 days from the date of its filing and to remain effective for the Requisite Period;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the Requisite Period and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period;

          (c) furnish to each seller of Registrable Securities and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such Persons reasonably may request in order to facilitate the intended disposition of the Registrable Securities covered by such registration statement;

          (d) use its best efforts (i) to register or qualify the Registrable Securities covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, (ii) to prepare and file in those jurisdictions such amendments (including post effective amendments) and supplements, and take such other actions, as may be necessary to maintain such registration and qualification in effect at all times for the period of distribution contemplated thereby and (iii) to take such further action as may be necessary or advisable to enable the disposition of the Registrable Securities in such jurisdictions, provided, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e) use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

          (f) immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly amend or supplement such registration statement to correct any such untrue statement or omission;

          (g) notify each seller of Registrable Securities of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose and make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

          (h) permit counsel designated as selling stockholders’ counsel by the Holder to review the registration statement and all amendments and supplements thereto for a reasonable period of time prior to their filing (provided, however, that in no event shall the Company file any document in a form to which such counsel reasonably objects);

          (i) make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a 12-month period beginning not later than the first day of the Company’s next fiscal quarter following the effective date of the registration statement;

          (j) if the offering is an underwritten offering, the Company will enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are usual and customary in the securities business for such an arrangement between such underwriter and companies of the Company’s size and investment stature, including customary holdback, indemnification and contribution provisions;

          (k) if the offering is an underwritten offering, at the request of any seller of Registrable Securities, use its best efforts to furnish to such seller on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) a copy of an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters, stating that such registration statement has become effective under the Securities Act and (A) that to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) that the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial or statistical information contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters and (ii) a copy of a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

          (l) make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (m) provide a transfer agent and registrar, which may be a single entity for the Registrable Securities not later than the effective date of the Registration Statement;

          (n) take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any legend restricting the sale or transfer of such securities) representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as the sellers or any underwriters may reasonably request; and

          (o) take all other reasonable actions necessary to expedite and facilitate the registration of the Registrable Securities pursuant to the Registration Statement.

     In connection with each registration hereunder, the sellers of Registrable Securities will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

      6. Expenses. All expenses incurred by the Company in complying with Sections 2, 3 and 4, including all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., fees of transfer agents and registrars, costs of insurance and reasonable fees and disbursements of one counsel for the sellers of Registrable Securities, as a group, selected by them, but excluding any Selling Expenses, are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called “Selling Expenses.”

     The Company will pay all Registration Expenses in connection with each registration statement under Sections 2, 3 and 4. All Selling Expenses in connection with each registration statement under Sections 2, 3 or 4 shall be borne by the participating sellers in proportion to the number of Registrable Securities sold by each or as they may otherwise agree.

      7. Indemnification and Contribution. (a) (a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Sections 2, 3 or 4, the Company will indemnify and hold harmless each seller of such Registrable Securities thereunder, any underwriter (as defined in the Securities Act) for such seller, and each other Person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act, from and against, and pay or reimburse them for, any losses, claims, reasonable expenses, damages or liabilities, joint or several, to which such seller, underwriter or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Sections 2, 3 or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation of the Securities Act, the Exchange Act, any state securities or blue sky laws and specifically will reimburse each such seller, underwriter and controlling Person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that the Company will not be liable in any such case if and to the extent that any such loss, claim, expense, damage or liability arises out of or is based upon the Company’s reliance on an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, underwriter or controlling Person in writing specifically for use in such registration statement or prospectus; and provided further, that the Company shall not be liable to the extent that any such loss, claim, expense, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission in such registration statement corrected in an amendment or supplement to the registration statement, such amendment or supplement was delivered to the indemnified party in sufficient quantities and a reasonable period of time prior to the closing of any offering and the indemnified party failed to deliver or failed to cause to be delivered such registration statement as so amended or supplemented to the Person asserting such loss, claim, expense, damage or liability.

          (b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Sections 2, 3 or 4, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each Person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company and any underwriter and any controlling Person of such underwriter from and against all losses, claims, reasonable expenses, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling Person may become subject under the Securities Act, Exchange Act or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon reliance on any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Sections 2, 3 or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, expense, damage, liability or action; provided, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, expense, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and provided, further, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, expense, damage or liability which is equal to the proportion that the public offering price of the Registrable Securities sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Registrable Securities covered by such registration statement. Notwithstanding the foregoing, the indemnity provided in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, expense, damage or liability if such settlement is effected without the consent of such seller.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7 and shall only relieve it from any liability which it may have to such indemnified party under this Section 7 if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to jointly with any other indemnifying party similarly notified, assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, expense, damage or liability referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, expense, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the untrue statement or alleged untrue statement or omission or alleged omission or violation or alleged violation that resulted in such loss, claim, expense, damage or liability as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement or omission or alleged omission or violation or alleged violation relates to information supplied or acts or omissions by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, omission or violation; provided further, that, in no event shall any contribution of a holder or Registrable Securities under this Section 7 exceed the net proceeds from the offering received by such holder.

          (e) The obligations of the Parties under this Section 7 shall survive the completion of any offering of Registrable Securities in a registration statement under Section 2, 3 or 4; provided that any such indemnification obligations shall not extend beyond the period proscribed by the applicable statute of limitations (and all extensions thereof) with respect to such action or claim; and provided further, that if notice is given under this Section 7 with respect to any matter entitling a party to indemnification hereunder prior to the applicable expiration date, such indemnification obligation shall continue indefinitely in respect of the applicable claim until it is finally resolved.

      8. Changes in Capital Stock. If, and as often as, there is any change in the capital stock of the Company by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the capital stock as so changed.

      9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

          (a) use reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144(c) under the Securities Act;

          (b) use reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any Registrable Securities without registration.

     10. Representations and Warranties of the Company. The Company represents and warrants to the Holder as follows:

          (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or its subsidiaries.

          (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

      11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs, personal representatives and assigns, including transferee of any Registrable Securities. Without limiting the generality of the foregoing, all covenants and agreements of the Holder shall bind any and all subsequent holders of their Registrable Securities, and the Company shall not transfer on its records any such Registrable Securities unless the transferor shall have first delivered to the Company (in a form acceptable to the Company) the written agreement of the transferee to become a Party to this Agreement as a holder of Registrable Securities.

      12. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holder, enter into any agreement with any holder or prospective holder of any securities of the Company which would grant to such holder or prospective holder the right, except to directors, employees or consultants of the Company with respect to registrations on Form S-8 (or any successor forms thereto), to request the Company to register any securities of the Company except such rights as are not more favorable than or inconsistent with the rights granted to the Holder herein.

     13. Enforcement.

          (a) Remedies. If a Party shall default (and shall not have cured such default within any applicable cure periods provided for herein) in any of its obligations under this Agreement or if any representation or warranty made by the Company in this Agreement shall be untrue or misleading as of the date it was made, any aggrieved Party may proceed to protect and enforce its rights in accordance with Section 13(b), whether for the specific performance of any provision contained in this Agreement or for an injunction or restraining order against the breach of any such provision or for monetary damages in furtherance of the exercise of any power granted in this Agreement, or to enforce any other legal or equitable right of such Party or to take any one or more of such actions.

          (b) Arbitration. All disputes, disagreements, controversies, questions or claims arising out of or relating to this Agreement, including with respect to its formation, execution, validity, application, interpretation, performance, breach, termination or enforcement (“Disputes”), shall be resolved as follows. First, the applicable Parties shall attempt in good faith to resolve the Dispute. If, notwithstanding such efforts, the Dispute is not resolved within thirty (30) days from the date written notice thereof is delivered by a Party to the other applicable Parties (the “Discussion Period”), the Dispute shall be determined by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules then in effect, provided that:

(i) any hearing in the course of the arbitration shall be held in New York, New York;

     (ii) the number of arbitrators shall be one, and the arbitrator shall be selected by the parties to the arbitration (the “parties”), provided that if the parties cannot agree on the arbitrator, Judicial Arbitration and Mediation Services shall select the arbitrator;

     (iii) prior to, during or after the Discussion Period and prior to the appointment of the arbitrator, a party may apply to the courts for interim relief. A request for interim relief by a party to a court shall not be considered to be incompatible with this Section 13(b) or as a waiver of this provision;

     (iv) any award or determination of the arbitrator shall be final and binding on the parties and there shall be no appeal on any ground, including, for greater certainty, on the ground of alleged errors of law;

(v) the arbitrator shall not, without the written consent of all parties, retain any expert;

     (vi) an arbitrator may apportion the costs of the arbitration, including the reasonable fees and disbursements of the parties, between or among the parties in such manner as the arbitrator considers reasonable;

(vii) judgement on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof;

(viii) all awards for the payment of money shall include prejudgment and postjudgment interest calculated in accordance with the CPLR; and

     (ix) all matters in relation to the arbitration shall be kept confidential to the full extent permitted by law, and no individual shall be appointed as an arbitrator unless he or she agrees in writing to be bound by this dispute resolution provision.

          (c) Remedies Cumulative; Waiver. No remedy referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to any Party. No express or implied waiver by any Party of any default shall be a waiver of any future or subsequent default. The failure or delay of any Party in exercising any rights granted it hereunder shall not constitute a waiver of any such right and any single or partial exercise of any particular right by any Party shall not exhaust the same or constitute a waiver of any other right provided herein.

     14. Miscellaneous.

          (a) Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate. Unless otherwise expressly provided, the words “include,” “includes” and “including” do not limit the preceding words or terms and shall be deemed to be followed by the words “without limitation”. The captions and headings used in this Agreement are for convenience only and do not in any way affect, limit, amplify or modify the provisions hereof.

          (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed (i) if to the Company, at 750 Lexington Avenue, 20th Floor, New York, New York 10022, Attention: Mr. Dean Leavitt, and (ii) if to the Holder, at BCE Place, 181 Bay Street, Suite 300, P.O. Box 771, Toronto, Ontario M5J 2T3, Attention: Mr. Benjamin M. Vaughan, or at such other address as the Holder shall have furnished to the Company in writing; or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of the Holder) or to the Holder (in the case of the Company) in accordance with the provisions of this Section.

          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements entered into and to be wholly-performed in such State.

          (d) This Agreement may be amended at any time and from time to time, in whole or in part by the Holder.

          (e) This Agreement may be executed by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, it being understood that all parties need not sign the same counterpart.

          (f) The Company shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, or which would in any way, adversely affect the rights of Parties hereunder, so long as any of the registration rights under this Agreement remains in effect.

          (g) If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, the Parties shall negotiate in good faith to duly amend this Agreement be replacing such illegal, invalid or unenforceable provision with a legal, valid and enforceable provision, the economic effect of which comes as close as possible to that of such illegal, invalid or unenforceable provision.

[next page is the signature page]

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date and year first above written.

U.S. WIRELESS DATA, INC.

By: Name: Adi Raviv Title: Executive Vice President and CFO

BRASCAN FINANCIAL CORPORATION

By: Name: Title: